SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Soliciting Material Under Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials

Palomar Medical Technologies, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 10, 2009

Dear Stockholder:

                You are cordially invited to attend the 2009 annual meeting of stockholders of Palomar Medical Technologies, Inc. which will be held on Wednesday, May 20, 2009 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803 and thereafter as it may be adjourned from time to time.

                At this year’s annual meeting, you will be asked to elect six (6) directors; ratify the selection of Ernst & Young LLP as our independent auditors for fiscal 2009; approve the Palomar Medical Technologies, Inc. 2009 Stock Incentive Plan; and transact such other business as may properly come before the meeting or any adjournments thereof.

                Details of the matters to be considered at the meeting are contained in the attached notice of annual meeting and proxy statement, which we urge you to consider carefully.

                As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.
Sincerely, Louis P. Valente Executive Chairman

PALOMAR MEDICAL TECHNOLOGIES, INC.
82 Cambridge Street
Burlington, Massachusetts 01803

Notice of the
2009 Annual Meeting of Stockholders

To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

                NOTICE IS HEREBY GIVEN that the 2009 annual meeting of stockholders of Palomar Medical Technologies, Inc., a Delaware corporation, will be held on Wednesday, May 20, 2009 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803 and thereafter as it may be adjourned from time to time for the following purposes:

1.	To elect six (6) directors to serve until the 2010 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009;

3.	To approve the Palomar Medical Technologies, Inc. 2009 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

                The Board has fixed the close of business on March 25, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board Patricia A. Davis Secretary

Burlington, Massachusetts
April 10, 2009

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PALOMAR MEDICAL TECHNOLOGIES, INC.
82 Cambridge Street
Burlington, Massachusetts 01803

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2009

INFORMATION ABOUT THE MEETING

General

                The enclosed proxy is solicited by the Board of Palomar Medical Technologies, Inc. for use at the 2009 Annual Meeting of Stockholders to be held on Wednesday, May 20, 2009 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803, and thereafter as it may be adjourned from time to time.

                We intend to mail this proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2008, on or about April 10, 2009, to all stockholders entitled to vote. The costs of soliciting proxies will be borne by us.

Voting Rights and Outstanding Shares

                Only stockholders of record at the close of business on March 25, 2009 will be entitled to vote at the meeting or any adjournments thereof. As of March 25, 2009, 18,041,090 shares of our common stock, $0.01 par value, were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. There is no other class of our securities entitled to vote at the meeting.

Quorum Requirement

                To establish a quorum to transact business at the meeting, there must be present at the meeting, in person or by proxy, one-third of the shares of common stock issued, outstanding, and entitled to vote at the meeting. Shares represented by executed proxies received by us will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

Votes Required to Pass the Proposals

                To be elected, a director must receive a plurality of the votes of the common stock present, in person, or represented by proxy at the annual meeting and entitled to vote on the election of directors. To be approved, the ratification of the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009 must receive a majority of the votes of the common stock present, in person, or represented by proxy at the annual meeting and entitled to vote on the ratification of the selection of Ernst & Young LLP. To be approved, the 2009 Stock Incentive Plan must receive a majority of the votes of the common stock present, in person, or represented by proxy at the annual meeting and entitled to vote on the 2009 Stock Incentive Plan.

Methods of Voting

                The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. Proxies which are executed but which do not contain any specific instructions will be voted as recommended by us.

                For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the meeting.

                 Voting by Mail: By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

                Voting in Person at the Meeting: If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

Revoking a Proxy

                Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the annual meeting and voting in person.

Broker Non-Votes

                Under Delaware law, “broker non-votes” (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum, but are also treated as not entitled to vote. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors (excluding contested elections of directors) and ratification of auditors. Non-routine matters include matters such as the adoption of stock plans.

Transfer Agent

                Our transfer agent, American Stock Transfer & Trust Company, will tabulate votes.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1: ELECTION OF DIRECTORS

                Our directors are elected annually and hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

                The following table sets forth certain information concerning each nominee for election as a director. Each of the nominees currently serves as a director.

Name	Age	Positions and Offices with the Company	Director Since
Joseph P. Caruso	50	Director; Chief Executive Officer; President	2001

Jeanne Cohane	62	Director	2000

Nicholas P. Economou	60	Director	1997

James G. Martin	73	Director	1997

A. Neil Pappalardo	66	Director	1997

Louis P. Valente	78	Executive Chairman of the Board	1997

                JOSEPH P. CARUSO. Mr. Caruso has been one of our directors since October 2001. Since May 2002, Mr. Caruso has served as our Chief Executive Officer and President and is responsible for all aspects of operational controls. Mr. Caruso served as our President and Chief Operating Officer since 2000. From 1992 until 2000, Mr. Caruso served as our Vice President and Chief Financial Officer. From 1981 to 1992, Mr. Caruso was a Chief Financial Officer for a private manufacturing company and a manager with an international public accounting firm.

                JEANNE COHANE. Ms. Cohane has been one of our directors since June 7, 2000. Ms. Cohane has over eighteen years of experience in the cosmetic business. Ms. Cohane has spent most of her career in the retail beauty market where she was a senior member of the Crabtree & Evelyn management team and served as Managing Director of their private label company. Crabtree & Evelyn, an international company, is well known and respected for its beauty products and consumer based market approach. Ms. Cohane has many years of experience in strategic planning, business development and product expansion, leadership and management of all areas of operations.

                NICHOLAS P. ECONOMOU. Dr. Economou has been one of our directors since November 13, 1997. Dr. Economou is the president of Carl Zeiss SMT, Inc and is also a director on the boards of several private companies. He was a co-founder and the chief executive officer of ALIS Corporation, a developer and manufacturer of analytical equipment for the semiconductor, nanotechnology, life sciences and materials industries, which was acquired by Carl Zeiss SMT. Before founding ALIS, Dr. Economou was chief executive officer of Confluent Photonics Corporation, a manufacturer of photonic subsystems. Previously, Dr. Economou was chief operating officer of AXSUN Technologies, a manufacturer of photonic subsystems. Prior to AXSUN, he was chief operating officer of FEI Company (FEIC), a manufacturer of production and analytical equipment for the semiconductor and data storage industries. Prior to FEI, he was chairman, president and chief executive officer of Micrion Corporation (MICN), which merged with FEI in August 1999. Dr. Economou received his B.A. in physics from Dartmouth College and his M.A. and Ph.D. in physics from Harvard University.

                JAMES G. MARTIN. Dr. Martin has been one of our directors since June 2, 1997. Since July of 2008, he has been Senior Advisor of McGuireWoods Consulting and currently serves as a director for Family Dollar, Inc. and DesignLine, Inc. From 1995 until 2008, he served as Vice President of Carolinas HealthCare System where he was also Chairman of the Research Development Board of Carolinas Medical Center from 1993 until 2000. From 1985 until 1993, Dr. Martin was the Governor of North Carolina. Prior to that position, he served as a United States Congressman from North Carolina from 1973 through 1984. From 1960 until 1972, Dr. Martin was an Associate Professor of Chemistry at Davidson College. Dr. Martin has a B.S. in chemistry from Davidson College and a Ph.D. in chemistry from Princeton University.

                A. NEIL PAPPALARDO. Mr. Pappalardo has been a director since June 2, 1997. Mr. Pappalardo founded Medical Information Technology, Inc. in 1969, a provider of software systems to hospitals in the United States, Canada and the United Kingdom with over 2,700 employees and serves as the Chairman and Chief Executive Officer. Mr. Pappalardo serves on the executive committee and audit committee as well as various other operational and academic committees at M.I.T., is a trustee of the New England Aquarium and serves on its Board of Governors. Mr. Pappalardo received his B.S. in electrical engineering from M.I.T.

                LOUIS P. VALENTE. Mr. Valente has served as one of our directors since February 1, 1997. Mr. Valente currently serves as our Executive Chairman of the Board of Directors. From May 14, 1997 through May 15, 2002, he served as our Chief Executive Officer, and on September 15, 1997, he became our Chairman of the Board. From 1968 to 1995, Mr. Valente held numerous positions at Perkin Elmer, Inc. (formerly EG&G, Inc.), a provider of drug discovery, research and clinical screening products, services and technologies for the life science industry in addition to products for aerospace, chemical, environmental, medical, photography, security and other global arenas. In 1968, he began his career at EG&G, Inc. as an Assistant Controller and held executive positions, including Corporate Treasurer, before becoming Senior Vice President of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Mr. Valente serves as a director of Medical Information Technology, Inc. and MKS Instruments, Inc., both of which are publicly held companies. Mr. Valente is a Certified Public Accountant and a graduate of Bentley University.

                THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MS. COHANE AND MESSRS. CARUSO, ECONOMOU, MARTIN, PAPPALARDO AND VALENTE AS OUR DIRECTORS.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF AUDITORS

                The audit committee has appointed Ernst & Young LLP, independent auditors, to audit our financial statements for the year ending December 31, 2009. Ernst & Young has served as our independent auditors since June 28, 2002.

                Appointment of our independent auditors is not required to be submitted to a vote of our stockholders for ratification. However, the audit committee has recommended that the Board submit this matter to our stockholders as a matter of good corporate practice.

                If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain Ernst & Young, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Palomar or our stockholders.

                A representative of Ernst & Young is expected to be present at the meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions.

Independent Auditor Fees

                The following table presents fees for professional audit services rendered by Ernst & Young for the audit of our annual financial statements for the years ended December 31, 2008 and December 31, 2007 and fees billed for other services rendered by Ernst & Young during those periods:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees (1)	$288,500	$333,775
Audit-Related Fees (2)	17,000	14,000
Tax Fees (3)	61,679	150,000
All Other Fees (4)	1,370	--

Total Fees	$368,549	$497,775

(1)

Audit fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements, the audit of management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2008 and December 31, 2007.

(2)

Audit-related fees consist of aggregate fees billed in the respective year for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees included the annual audit for our 401(k) plan.

(3)

Tax fees consist of aggregate fees billed in the respective year for professional services for tax compliance, tax advice and tax planning. Tax fees included professional services provided for preparation of federal and state tax returns, assistance in preparing for tax audits, and tax advice on various matters.

(4)

All other fees consist of aggregate fees billed in the respective year for products and services provided by the independent auditor, other than those disclosed above. All other fees include subscription to an accounting research tool.

Pre-approval policies and procedures

                At present, our audit committee approves each engagement for audit and non-audit services before we engage Ernst & Young to provide those services.

                Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage Ernst & Young to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by Ernst & Young for fiscal 2008 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2009.

PROPOSAL NO. 3: APPROVAL OF THE PALOMAR MEDICAL TECHNOLOGIES, INC.
2009 STOCK INCENTIVE PLAN

                Our Board believes that stock awards are an important incentive to attract and retain skilled employees and that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating these key personnel. As of December 31, 2008, 182,660 shares of common stock remained available for future grants under the 2004 Stock Incentive Plan and 202,500 shares of common stock remained available for future grants under the 2007 Stock Incentive Plan. Our Board believes that the shares remaining available for future option grants under these Stock Incentive Plans are insufficient for such purposes.

                On March 16, 2009, our Board adopted the 2009 Stock Incentive Plan and voted to submit the Plan to our stockholders for approval. A total of 2,000,000 shares of our common stock are reserved for issuance under the 2009 Stock Incentive Plan.

Summary of the 2009 Stock Incentive Plan

                The following summary of the 2009 Stock Incentive Plan is qualified in its entirety by reference to the 2009 Stock Incentive Plan, a copy of which is attached as Appendix A to this proxy statement.

                The 2009 Stock Incentive Plan terminates on the tenth anniversary of its adoption, unless it is earlier terminated by our Board.

The 2009 Stock Incentive Plan authorizes:

°	the grant of options to purchase common stock that are intended to qualify as incentive stock options,

°	the grant of options to purchase common stock that are not intended to qualify as incentive stock options,

°	rights to purchase restricted and unrestricted shares of our common stock,

°	awards to acquire shares of our common stock pursuant to certain terms and conditions,

°	rights to receive cash payments based on, or measured by, appreciation in the market price of our common stock, and

°	awards entitling the recipient to acquire shares of our common stock upon attainment of specified performance goals.

                The 2009 Stock Incentive Plan is administered by a committee of our Board consisting of at least two members who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. The committee administering the 2009 Stock Incentive Plan selects the individuals to whom awards are granted and determines the terms of each award, subject to the provisions of the 2009 Stock Incentive Plan.

                Awards may be granted under the 2009 Stock Incentive Plan to officers, directors, employees, consultants and other individuals who render services to us. Incentive options may only be granted under the 2009 Stock Incentive Plan to our officers and other employees. As of March 16, 2009, 4 non-employee directors, 3 executive officers, and approximately 200 non-executive officer employees were eligible to participate in the 2009 Stock Incentive Plan.

Incentive Options and Nonqualified Options

                The exercise price of incentive options granted under the 2009 Stock Incentive Plan must be at least equal to the fair market value of the common stock on the date of grant (110% of the fair market value in the case of an optionee who owns more than 10% of the voting power of our outstanding capital stock).

                Incentive options may not be exercisable for more than ten years from the date of grant (five years in the case of an optionee who owns more than 10% of the voting power of our outstanding capital stock). The aggregate fair market value (based on our closing bid price per share on the date of grant) of shares issuable pursuant to incentive options, under all incentive options held by an individual, which first become exercisable by an employee or officer in any calendar year may not exceed $100,000. In no event may any person be granted options under the 2009 Stock Incentive Plan in any calendar year to purchase more than 250,000 shares of our common stock.

                Generally, options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee. The committee in its discretion may determine the conditions with respect to termination of any nonqualified options granted under the 2009 Stock Incentive Plan.

Incentive options generally may not be exercised:

°	ninety days after termination of the optionee’s employment by us with or without cause,

°	ninety days after voluntary termination of the optionee’s employment by the optionee,

°	ninety days after retirement of the optionee,

°	one year after the permanent disability of the optionee, and

°	two years after the death of the optionee.

Payment of the exercise price may be made:

°	with cash, certified or bank check or other instrument acceptable by the committee,

°	with the committee’s consent, with shares of our common stock that are not subject to restrictions having a fair market value equal to the aggregate exercise price for such shares,

°	with the committee’s consent, by delivery of an exercise notice with irrevocable instructions to a broker to promptly deliver cash or a check payable to us to pay the aggregate exercise price, or

°

with the committee’s consent, by reduction of the number of shares of our common stock otherwise issuable to the optionee upon the exercise of the stock option by a number of shares of our common stock having a fair market value equal to the aggregate exercise price if the optionee otherwise owns an equal number of mature shares.

Restricted and Unrestricted Stock Awards

                Restricted stock awards entitle the recipient to acquire shares of our common stock for a purchase price, and subject to restrictions and conditions, including vesting provisions, continued employment and/or achievement of pre-established performance goals and objectives, as determined by the committee. We have the right to repurchase or require forfeiture of all or some of the unvested shares in the event of our termination of the grantee’s employment or services. Unrestricted stock awards do not have any restrictions.

Restricted Stock Units

                Restricted stock units entitle the recipient to acquire shares of stock pursuant to certain terms and conditions. The committee determines the terms, conditions and restrictions of the award, including vesting and the purchase price.

Performance Share Awards

                The recipient is entitled to acquire shares of our common stock upon the attainment of specified performance goals. The committee determines the performance goals, the periods during which the performance is measured and all other limitations and conditions.

Stock Appreciation Rights

                Stock appreciation rights entitle the holder to receive from the Company upon exercise of the right an amount equal to the appreciation of the fair market value of the common stock on the date of exercise over the exercise price per share of the common stock. With the consent of the committee, unless otherwise specified at the time of grant, stock appreciation rights can be exercised for stock, cash or a combination of both.

New Plan Benefits

                The committee may grant awards under the 2009 Stock Incentive Plan on a discretionary basis. Therefore, we are unable to determine the dollar value and number of options that may be received by or allocated to (i) any of our current executive officers, (ii) our current executive officers, as a group, (iii) our current directors who are not executive officers, as a group, and (iv) our employees who are not executive officers, as a group, as a result of the approval of the 2009 Stock Incentive Plan.

Federal Income Tax Information with Respect to the 2009 Stock Incentive Plan

                The following summarizes certain U.S. federal income tax considerations generally applicable to awards granted under the 2009 Stock Incentive Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Nonqualified Options

                The grantee of a nonqualified option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares (which will be long-term capital gain if the shares are held for more than one year).

                Subject to certain limitations, we may deduct for tax purposes for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

Incentive Options

                The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. There is no tax upon exercise of an incentive option, but the excess of the fair market value of the underlying shares over the option price at the time of exercise will constitute an item of tax preference for purposes of the alternative minimum tax. If no disposition of shares acquired upon exercise of the option is made by the option holder within two years from the date of the grant of the option and within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

                In connection with the sale of the shares covered by incentive options, we are allowed a deduction for tax purposes only to the extent, and at the time, the option holder recognizes ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years of the date of the option grant or one year after the exercise of the option), subject to certain limitations on the deductibility of compensation paid to executives.

Restricted and Unrestricted Stock Awards

                 A grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

                Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received). Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Internal Revenue Code.

                Upon receipt of common stock pursuant to an unrestricted stock award, the grantee will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the grantee paid for such stock. The grantee’s basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

                Subject to certain limitations, we may deduct for tax purposes an amount equal to the amount recognized by the grantee of a restricted or unrestricted stock award as ordinary income for the year in which such income is recognized.

Restricted Stock Units

                The grantee of a restricted stock unit recognizes no income for federal income tax purposes on the grant thereof. Upon the receipt of common stock pursuant to a restricted stock unit, the federal income tax laws applicable to restricted stock awards, described above, will apply if the stock is restricted stock, and the federal income tax laws applicable to unrestricted stock awards, described above, will apply if the stock is unrestricted common stock.

Performance Share Awards

                The federal income tax laws applicable to performance share awards are the same as those applicable to restricted stock units, described above.

Stock Appreciation Rights

                The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the grantee will recognize as ordinary income the difference between the fair market value of our common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right. If the grantee of a stock appreciation right does not exercise such right, the grantee will recognize as ordinary income the excess of the fair market value of our common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right.

                Subject to certain limitations, we may deduct for tax purposes an amount equal to the amount recognized by the grantee of a stock appreciation right as ordinary income for the year in which the stock appreciation right is exercised or lapses.

Modification, Revision or Termination of 2009 Stock Incentive Plan

                The Board may modify, revise or terminate the 2009 Stock Incentive Plan at any time and the committee may at any time cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no action may adversely affect rights under any outstanding award without the holder’s consent. Unless approved by the stockholders of the Company, no amendment to the 2009 Stock Incentive Plan will be effective if it would cause the plan to fail to satisfy the requirements of the Internal Revenue Code for incentive stock options. In addition, NASDAQ rules generally require that stockholders approve amendments to the Plan that confer material benefits upon participants.

Required Vote

                Under the Internal Revenue Code, stockholder approval of the 2009 Stock Incentive Plan is necessary for stock options relating to the shares issuable under the 2009 Stock Incentive Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code. In addition, NASDAQ rules require stockholder approval of the 2009 Stock Incentive Plan. Approval for purposes of the Internal Revenue Code and the NASDAQ rules require the affirmative vote of a majority of the shares of common stock present or represented at the meeting and entitled to vote on the 2009 Stock Incentive Plan.

                If the 2009 Stock Incentive Plan is approved by our stockholders, we intend to file, as soon as practicable after such approval, a registration statement covering the shares of our common stock that are issuable under the 2009 Stock Incentive Plan.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2009 STOCK INCENTIVE PLAN.

Equity Compensation Plan Information

                The following table sets forth additional information as of December 31, 2008, about shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements that were not required to be and were not submitted to our stockholders for approval.

	(a)	(b)	(c)
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans
approved by security holders	4,025,799	$14.98	385,160
Equity compensation plans
not approved by security holders	10,000	2.81	--

Total	4,035,799	$14.95	385,160

EXECUTIVE OFFICERS

                We have three executive officers. Messrs. Valente and Caruso are also directors, and information about them appears above. Our third executive officer is Paul Weiner, whose biographical information is as follows:

                PAUL S. WEINER. Mr. Weiner has served as our chief financial officer and treasurer since October 2002. From August 1995 to October 2002, he served as our treasurer, vice president of finance and controller. From 1989 to 1994, Mr. Weiner served as the chief financial officer for Hygienetics, Inc., an environmental consulting company and from 1986 to 1989, he worked in public accounting for Ernst & Young and Wolf & Company. Mr. Weiner serves as a member of the Financial Executive Institute. Mr. Weiner is a certified public accountant and a graduate of Bryant College.

                Executive officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Positions and Offices with the Company	Executive Officer Since
Paul S. Weiner	45	Chief Financial Officer; Treasurer	2002

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion & Analysis

         Overview

                The Company’s primary objective is to maximize stockholder value. As a result, the Compensation Committee (the Committee), the members of which are Ms. Cohane and Mr. Martin, strives to ensure that the Company’s executive compensation programs will enable the Company to attract, retain and motivate key people required to execute the Company’s business strategy and lead the Company to achieve its short and long-term growth and earnings goals. Individual compensation is directly dependent on the Company attaining certain financial goals, such as achieving certain operating plan levels and asset management, and individuals are further rewarded for exceeding those goals. The Committee believes that the total compensation of executive officers should reflect their leadership abilities, initiative, the scope of their responsibilities, the success of the Company, and the past and expected future contribution of each executive to that success. The Committee seeks to foster a performance-oriented environment by tying a significant portion of each executive’s cash compensation to that executive’s performance as determined in the sole discretion of the Committee.

                The Committee considers the elements and levels of executive compensation and advises the Board in such matters. In recent years, the Company’s executive compensation program has had three elements: base salary, an annual cash incentive plan, and stock-based incentives. In general, the Committee has recommended and the Board has established a non-equity (cash) incentive plan with respect to each succeeding fiscal year. However, the Committee and the Board are under no obligation to do this, and they have the power to consider other approaches to compensation. In February 2008 and March 2009, the Committee recommended and the Board adopted non-equity incentive plans for fiscal 2008 and 2009, the 2008 Incentive Compensation Program – Executive Level and the 2009 Incentive Compensation Program – Executive Level, respectively. Cash incentive payments depend upon the Company’s actual annual performance meeting or exceeding thresholds set in an operating plan developed by management and approved by the Board at the beginning of the fiscal year and each executive officer’s contribution, as determined in the sole discretion of the Committee, toward achieving that plan.

                Louis P. Valente, our executive chairman of the Board, Joseph P. Caruso, our chief executive officer, and Paul S. Weiner, our chief financial officer, are actively involved in the executive compensation process. Mr. Valente and Mr. Caruso review the performance of each of the executive officers (other than their own performance) and recommend to the Committee base salary increases, an annual cash incentive plan, and stock-based incentives for such executive officers. They provide the Committee with both short and long-term recommended financial and non-financial performance goals for the Company that are used in the non-equity incentive plans to link pay with performance. They also provide their views to the Committee with respect to the total executive compensation’s ability to attract, retain and motivate the level of executive talent necessary to achieve our goals. Mr. Weiner works with Mr. Valente and Mr. Caruso to develop the recommended base salary increases, annual cash incentive plan, and stock-based incentives, and provides analysis on the ability of the executive compensation to attract, retain, and motivate the executive team. All three individuals report their findings to the Committee, but do not participate in the Committee’s executive sessions.

                At the 2007 Annual Shareholders’ Meeting, the 2007 Stock Incentive Plan was approved, increasing the number of shares available for grant. In 2008, new equity incentives were granted as part of the executive compensation program. The Committee considers equity awards to be an extremely important element of compensation.

Tax and Accounting Considerations

                The Committee is mindful of the potential impact upon the Company of Section 162(m) of the Internal Revenue Code, which prohibits publicly-held companies from deducting certain executive compensation remuneration in excess of $1 million per individual employee per year. However, this limitation generally does not apply to performance-based compensation under a plan that is approved by the shareholders of a company that also meets certain other technical requirements. During the 2007 Annual Meeting of Stockholders, the shareholders approved the 2007 Stock Incentive Plan that qualifies under Section 162(m). While reserving the right to offer such compensation arrangements, the Committee intends generally to structure such arrangements, where feasible, so as to minimize or eliminate the limitations of Section 162(m). For 2008, compensation over $1 million was deductible.

                Additionally, the Company’s compensation arrangements have been reviewed to ensure that either they are not considered deferred compensation as defined in Section 409A of the Internal Revenue Code, or they comply with the deferred compensation rules set forth in Section 409A. As a result, we do not anticipate executives to be subject to any tax penalties under Section 409A.

                On January 1, 2006, the Company adopted Statement of Financial Accounting Standard No. 123R (revised 2004), Share-Based Payment (SFAS 123R), using the modified prospective method of adoption. SFAS 123R requires share-based payments to employees, including grants of employee stock options and stock-settled stock appreciation rights, to be recognized in the income statement based on their fair values at the date of grant.

Total Compensation

                Total compensation consists of base salary, a non-equity (cash) incentive and an equity-based incentive. The Committee considers the total compensation of each executive officer when making decisions about compensation and seeks an appropriate mix between cash payments and equity incentive awards to meet short and long-term goals. The Committee does not have any formal or informal policy or target for allocating compensation by type of compensation. Instead, the Committee determines subjectively on an individual basis the appropriate level and mix of the various compensation components designed to reward recent results and drive long-term company performance. Through this process, the Committee reviews publicly available executive compensation information for U.S.-based publicly traded, direct competitors in the aesthetic energy-based device market (which includes Candela Corporation, Cynosure, Inc., Cutera, Inc., and Thermage, Inc.) (“Direct Competitors”). Although the Committee analyzes competitor executive compensation, it does not use such information as a target or metric off which to set the Company’s executive officers’ compensation package. When the Company’s chief executive officer and chief financial officer’s compensation for 2008 was compared to the comparable positions at the Company’s Direct Competitors, such officers’ compensation was found to be in the lowest quartile. With respect to the Company’s executive chairman of the Board, the Committee was not able to identify a comparable position at the Company’s Direct Competitors.

Total Cash Compensation

                Total cash compensation consists of base salary and a non-equity (cash) incentive. Many factors are considered in determining the base salaries for executive officers, including the value that each individual brings to the Company through experience, education and training, the specific needs of the Company, the individual’s past and expected future contributions to the Company’s success, Company performance and market conditions. The cash compensation paid to the executive officers is determined in the sole discretion of the Committee. Often, the Committee compares executive compensation to comparable positions and comparable responsibilities at the Company’s Direct Competitors to ensure that such compensation is reasonable in the Company’s market. In comparing the 2008 base salaries and non-equity (cash) incentives of the Company’s chief executive officer and chief financial officer to the same positions at the Company’s Director Competitors, it was found that the Company’s chief executive officer and chief financial officer’s cash compensation was in the lowest quartile. For 2009, base salaries for executive officers were frozen at the level set in 2008.

                In 2008, the principal target in the Company’s non-equity incentive plan was results from operations, excluding outside legal patent litigation, and in 2009, the principal target in the Company’s non-equity incentive plan is results from operations, excluding (i) FAS123R non-cash compensation expense, (ii) outside legal patent litigation costs and (iii) non-capitalized costs related to the new building. The Company does not disclose publicly the targets of the non-equity incentive plans as the Company considers this to be confidential commercial information the public disclosure of which would substantially damage the competitive position of the Company by providing competitors with information not otherwise available.

                Each year, the Company budgets for what it believes to be reasonably aggressive financial results. Attainment of a base level results from operations target was set within a certain amount below our budgeted results from operations for 2008 and is at our budgeted results from operations for 2009. Executives are further rewarded for exceeding a base level results from operations target. Setting the base level results from operations target below our budgeted results from operations for 2008 was done so that it would be likely, given the past Company performance, that the Company would achieve the base level results from operations target and the executives would receive non-equity incentive compensation. However, actual results may be higher or lower than the base level results from operations target. In 2008, actual results were lower than the base level results from operations target and no compensation was paid to executives under the 2008 Incentive Compensation Program.

                In 2008, if the Company met a certain base level results from operations target, the executive officers were eligible to receive a cash bonus of up to 80% of such officer’s annual base salary for meeting corporate objectives.  In addition, these officers were eligible to receive an additional cash bonus of up to 4% of such officer’s annual base salary for each $250,000 that the Company exceeded the base level results from operations target up to a maximum of 200% of each officer’s annual base salary.

                In 2009, if the Company meets a certain base level results from operations target, the executive officers are eligible to receive a cash bonus of up to 36.29% of such officer’s annual base salary for meeting corporate objectives. In addition, these officers are eligible to receive an additional cash bonus of up to 1.82% of such officer’s annual base salary or fraction thereof for each $100,000 that the Company exceeds the base level results from operations target up to a maximum of 200% of each officer’s annual base salary. While the plans operate on a formula basis, the Committee has discretion to vary the cash payments under the non-equity incentive plan. Factors that the Committee may consider in exercising its discretion include return on assets, growth in income and return on revenue as well as a subjective assessment, in the Committee’s discretion, of the contributions of each executive that are not captured by operating measures, but are considered important to the creation of long-term value for stockholders. The relative weighting of the operating measures and subjective evaluation may vary depending on the executive’s role and responsibilities within the Company. Under the 2008 Incentive Compensation Program, the Committee stayed with the formula and no compensation payments were made.

Equity Incentive

                The Company’s executive officers are eligible to receive equity incentive awards under the Company’s equity incentive plans. The Company granted equity incentive awards to executive officers in its fiscal year ended December 31, 2008.

                The primary goal of the Company is to create long-term value for stockholders, and accordingly the Committee believes that equity incentive awards provide an additional incentive to executive officers to work towards maximizing stockholder value. The Committee views equity incentive awards as one of the more important components of the Company’s long-term, performance-based compensation philosophy. The grant of equity incentive awards to executive officers encourages equity ownership in the Company, and closely aligns executive officers’ interests to the interests of stockholders. These awards are provided through initial grants at or near the date of hire and through subsequent periodic grants. Stock options granted by the Company to its executive officers and other employees have exercise prices not less than the fair market value of the stock on the date of the grant. Stock appreciation rights granted by the Company to its executive officers and other employees have exercise prices less than the fair market value of the stock on the date of the grant. Exercise prices for these stock appreciation rights granted to the executive officers were 50% of the fair market value of the stock on the date of grant. Equity incentive awards vest and become exercisable at such time as determined by the Board or the Committee. Grants are designed for the level of the job that the executive holds and are designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional equity incentive awards within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals. In determining the size of equity incentive awards to our executive officers, the Committee considers Company performance, the applicable executive officer’s performance, the amount of equity previously awarded to the executive officer, the vesting of such awards and the recommendations of management.

Timing of Long-Term Incentives

                The Company does not currently have any program, plan or practice in place to time option grants to its executives or its other employees in coordination with the release of material non-public information.

Other Compensation and Perquisites

                The amounts shown in the Summary Compensation Table under the heading “Other Compensation” represent the value of Company’s matching contributions to the executive officers’ 401(k) accounts and auto allowances. Mr. Valente’s, Mr. Caruso’s, and Mr. Weiner’s auto allowance was $13,200, $12,900, and $8,400, respectively. These amounts constitute perquisites in that automobiles are also utilized for personal use. Executive officers did not receive any other perquisites or other personal benefits or property from the Company or any other source.

Pay Mix

                The Committee and Board believes that a compensation mix of base salary, annual cash incentives, and equity awards provides a balanced mix of fixed compensation and variable compensation which motivates executives to focus on both the short-term performance needs of building the Company and the long-term performance which looks to maximize shareholder value.

Equity Ownership by Executives

                The Company does not currently have a formal stock ownership requirement for executives. However, stock ownership by executives is encouraged on a voluntary basis. Each of our executive officers holds common stock and both vested and unvested stock options as shown in our Outstanding Equity Awards at 2008 Fiscal Year-End table. The Committee reviews the vested and unvested stock options held by the executives and evaluates whether there is sufficient ownership or potential ownership to appropriately align the executives’ interests with those of the Company’s shareholders.

Compensation of Executive Chairman, the Chief Executive Officer and the Chief Financial Officer

                The factors considered by the Committee in determining the compensation of the executive chairman of the Board, chief executive officer, and the chief financial officer, in addition to the criteria discussed above, include the Company’s operating and financial performance, as well as the individual’s leadership and establishment and implementation of the strategic direction for the Company. The Committee considered as part of its subjective evaluation, among other factors, each executive’s outstanding reputation and contacts in the business community (including Mr. Caruso’s contacts in the cosmetic laser industry), and his extensive knowledge of finance and accounting.

SUMMARY COMPENSATION TABLE
FISCAL 2008

Name and Principal Position	Fiscal Year	Salary ($)	Bonus (1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Louis P. Valente	2008	$247,464	-	-	$ 249,447	$ --	-	$13,200	$ 510,111
Executive Chairman	2007	$239,096	-	-	$ 30,835	$320,389	-	$13,200	$ 603,520
of the Board	2006	$228,800	$148,353	-	$ 14,036	$540,810	-	$13,200	$ 945,199

Joseph P. Caruso,	2008	$343,076	-	-	$ 693,072	$ --	-	$20,650	$1,056,798
President and Chief	2007	$331,474	-	-	$ 36,999	$444,175	-	$20,650	$ 833,298
Executive Officer	2006	$317,200	$205,672	-	$ 14,036	$759,109	-	$20,400	$1,316,417

Paul S. Weiner,	2008	$236,216	-	-	$ 459,292	$ --	-	$16,150	$ 711,658
Senior Vice President,	2007	$228,228	-	-	$ 30,835	$305,826	-	$16,150	$ 581,039
Chief Financial Officer,	2006	$218,400	$141,610	-	$ 14,036	$529,408	-	$15,900	$ 919,354
and Treasurer

(1)

In 2006, the Company received large back-owed royalty payments from three of its competitors which included royalties owed by those companies for sales made in years prior to 2006. The Committee granted this discretionary bonus based on the cash payment that would have been received under the 2005 non-equity incentive plan for royalties paid by those companies for sales made in 2005.

(2)	There were no stock awards to named executive officers.

(3)

Consists of compensation cost recognized by the Company related to equity awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 1 to the Company’s 2008 Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.

(4)	Consists of a cash bonus earned during respective year for meeting certain profit milestones and individual objectives.

(5)	The Company has no pension or deferred compensation plans.

(6)	Consists of the value of 401(k) matching contributions and auto allowances. Executive officers do not receive any other perquisites, personal benefits or property.

GRANTS OF PLAN-BASED AWARDS FISCAL 2008

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Thresh- old($)	Target ($)	Maxi- mum($)	Thresh- old(#)	Target (#)	Maxi- mum(#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Louis P. Valente		197,971	287,502	494,928	-	-	-	-
	2/29/08								20,000	$13.31	$13.31	$ 84,000
	2/29/08								7,500	$13.31	$13.31	$ 31,500
	2/29/08								22,500	$13.31	$13.31	$ 68,175
	8/16/08								20,000	$ 7.97	$15.93	$185,000
Joseph P. Caruso		274,461	398,583	686,152	-	-	-	-
	2/29/08								120,000	$13.31	$13.31	$504,000
	2/29/08								7,500	$13.31	$13.31	$ 31,500
	2/29/08								22,500	$13.31	$13.31	$ 68,175
	8/16/08								25,000	$ 7.97	$15.93	$231,250
Paul S. Weiner		188,973	274,434	472,432	-	-	-	-
	2/29/08								70,000	$13.31	$13.31	$294,000
	2/29/08								22,500	$13.31	$13.31	$ 94,500
	2/29/08								7,500	$13.31	$13.31	$ 22,725
	8/16/08								20,000	$ 7.97	$15.93	$185,000

18 OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/share)	Option Expiration Date
Louis P. Valente	--	25,000	--	$14.40	8/10/11
	--	20,000	--	$ 7.97	8/17/12
	125,000	--	--	$16.53	5/11/14
	100,000	--	--	$24.63	5/10/15
	27,500	22,500	--	$13.31	2/27/18

Joseph P. Caruso	30,000	--	--	$ 3.19	5/31/09
	8,333	--	--	$ 1.00	4/3/11
	--	30,000	--	$14.40	8/10/11
	--	25,000	--	$ 7.97	8/17/12
	6,667	--	--	$ 5.05	7/21/13
	200,000	--	--	$16.53	5/11/14
	100,000	--	--	$24.63	5/10/15
	127,500	22,500	--	$13.31	2/27/18

Paul S. Weiner	--	25,000	--	$14.40	8/10/11
	--	20,000	--	$ 7.97	8/17/12
	85,492	--	--	$16.53	5/11/14
	80,000	--	--	$24.63	5/10/15
	77,500	22,500	--	$13.31	2/27/18

The Company has not granted any stock awards, and accordingly the table for stock awards is omitted.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2008

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Louis P. Valente	--	--	--	--
Joseph P. Caruso	--	--	--	--
Paul S. Weiner	--	--	--	--

                The Company has no pension plans, and accordingly the table of pension benefits is omitted.

Employment Agreements, Change-in-Control Arrangements and Severance Contracts

                In July 2001, the Company entered into substantially similar employment agreements with Mr. Valente, Mr. Caruso and Mr. Weiner (each referred to as the “Officer” in this section), under which these Officers serve in their current positions. The employment agreement automatically renews for successive periods of two years unless the Company or the Officer give the other party three months prior written notice of non-renewal. The current annual base salaries of Messrs. Valente, Caruso and Weiner are $247,464, $343,076 and $236,216, respectively. The following description of the employment agreements is intended to be a fair summary, but is qualified in its entirety by reference to the actual agreements, and in case of any conflict between this description and the agreements, the terms of the agreements govern.

Termination Payments

                The following table sets forth the hypothetical cash termination payments for each of the Officers under the circumstances noted. These estimated amounts assume that the termination event occurred on December 31, 2008, include all tax gross-up amounts and the Company’s cost of estimated health and other insurance benefits, are not fixed figures, and could differ materially depending on actual facts and circumstances in effect at the time they are actually determined, if such terminations occur.

Termination by Reason of Death or Disability

                In the event of the termination of his employment with us due to his death, the Officer’s beneficiaries will receive the base salary that the Officer would have earned for a period of one year following his death, any base salary amount earned but not paid, a pro rata portion of any bonus or other incentive compensation he would have earned had he been employed for the full fiscal year in which he died (payable at the time that the annual bonuses to our other executive officers are paid), and any death benefits to which he is entitled under the Company’s policies in effect on his date of death. In the event of termination of his employment by us due to the Officer’s disability, the Company will continue to pay the Officer his base salary at the time of termination for a period of one year following such termination, minus the maximum amount of his salary that is insured under our Long Term Disability Plan in effect at the time, and the Company will also pay the greater of any bonus compensation to which he would have been entitled if his employment continued under the terms of the employment agreement or his last paid bonus (payable at the time that the annual bonuses to our other executive officers are paid).

Table 1: Termination due to Death or Disability

	Cash Severance					Equity
	Base Salary		Non-Equity Incentive		Other	Value of Vested Equity (1)	Value of Accelerated Unvested Equity	Excise Tax Gross-Up	Total
Name (a)	Multiple (b)	$ (c)	Multiple (d)	$ (e)	$ (f)	$ (g)	$ (h)	$ (i)	$ (j)
Louis P. Valente	1	247,464	1	320,389	-	-	71,200	-	639,053
Joseph P. Caruso	1	343,076	1	444,175	-	381,224	89,000	-	1,257,475
Paul S. Weiner	1	236,216	1	305,826	-	-	71,200	-	613,242

(1)	Calculated as the number of options vested at December 31, 2008 multiplied by the spread between the fair market value on December 31, 2008 and the exercise price.

Termination for Cause, without Cause, for Good Reason, or due to a Change in Control

                If the Officer’s employment is terminated by us for “cause,”(1) the Officer will receive any base salary or other compensation earned but not paid to the Officer at the time of termination, plus a pro rata portion of the bonus payable with respect to the year in which termination occurred.

Table 2: Termination for Cause

	Cash Severance					Equity
	Base Salary		Non-Equity Incentive		Other	Value of Vested Equity (1)	Value of Accelerated Unvested Equity	Excise Tax Gross-Up	Total
Name (a)	Multiple (b)	$ (c)	Multiple (d)	$ (e)	$ (f)	$ (g)	$ (h)	$ (i)	$ (j)
Louis P. Valente	-	-	1	320,389	-	-	-	-	320,389
Joseph P. Caruso	-	-	1	444,175	-	381,224	-	-	825,399
Paul S. Weiner	-	-	1	305,826	-	-	-	-	305,826

(1)	Calculated as the number of options vested at December 31, 2008 multiplied by the spread between the fair market value on December 31, 2008 and the exercise price.

               Each Officer’s employment agreement also provides that, in the event of (a) the termination or non-renewal by us of the employment agreement without “cause” or (b) the termination by the Officer of his employment for “good reason”(2) in the absence of a “change in control,”(3) we will pay him a lump sum amount equal to (i) the amount due to him if he was terminated for “cause,” plus (ii) two times the sum of (A) his then current base salary plus (B) the greater of any bonus compensation to which he would have been entitled if his employment continued under the terms of the employment agreement or his last paid bonus. Additionally, his then current benefits and perquisites will continue for two years following his termination. Further, in the event of the termination or non-renewal of the employment agreement by the Officer or the Company within one year after a “change in control,” we will pay the Officer a lump sum amount equal to (i) the amount due to him if he was terminated for “cause” plus (ii) three times the sum of (A) his then current base salary plus (B) the greater of any bonus compensation to which he would have been entitled if his employment continued under the terms of the employment agreement or his last paid bonus. His then current benefits and perquisites will continue for two years following his termination.

_________________________________

¹ “Cause” means (a) termination by action of a majority of the members of our Board, acting on the written opinion of counsel, because of the Officer’s willful and continued refusal, without proper cause, to perform substantially his duties under the employment agreement; or (b) the conviction of the Officer for a felony or an act of fraud or embezzlement against the Company or any of its divisions, subsidiaries of affiliates (which through lapse of time or otherwise is not subject to appeal).

² “Good reason” means (a) any action by the Company which results in a diminution in the Officer’s position or authority under the terms of the employment agreement; (b) any failure by the Company to timely pay the amounts or provide the benefits described in the employment agreement, other than an isolated failure not occurring in bad faith and which is remedied promptly after receipt of written notice thereof given by the Officer; (c) a material breach by the Company of any of the provisions of the employment agreement, which failure or breach shall have continued for thirty 30 days after written notice from the Officer to the Company specifying the nature of such failure or breach; or (d) any action by the Company that would require the Officer to work more than 50 miles from the Company’s principal office in Burlington, Massachusetts, other than necessary travel, without the Officer’s consent.

³ “Change in control” means (a) the sale of all or substantially all of the assets of the Company; (b) an event after which any person, together with its affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or any successor rule thereto) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), including by merger or otherwise, of more than fifty percent (50%) of the total voting power of all classes of voting stock of the Company; or (c) an event after which any person, together with its affiliates and associates has succeeded as the result of or in response to actual or threatened election contests, whether by settlement or otherwise, in having elected to our Board, whether at one time or on a cumulative basis, a sufficient number of nominees to constitute (x) more than 30% of the members of our Board, rounded down to the nearest whole number, if the number of directors on our Board is eight or less, or (y) more than 40% of the members of our Board, rounded down to the nearest whole number, if the number of directors on our Board is nine or more.

Table 3: Termination Without Cause or for Good Reason

	Cash Severance					Equity
	Base Salary		Non-Equity Incentive		Other	Value of Vested Equity (1)	Value of Accelerated Unvested Equity	Excise Tax Gross-Up	Total
Name (a)	Multiple (b)	$ (c)	Multiple (d)	$ (e)	$ (f)	$ (g)	$ (h)	$ (i)	$ (j)
Louis P. Valente	2	494,928	3	961,167	62,094	-	71,200	-	1,589,389
Joseph P. Caruso	2	686,152	3	1,332,525	72,681	381,224	89,000	-	2,561,582
Paul S. Weiner	2	472,432	3	917,478	61,941	-	71,200	-	1,523,051

(1)	Calculated as the number of options vested at December 31, 2008 multiplied by the spread between the fair market value on December 31, 2008 and the exercise price.

                In the event of the termination or non-renewal of the employment agreement by the Officer or the Company within one year after a “change in control,” we will pay the Officer a lump sum amount equal to (i) the amount due to him if he was terminated for “cause” plus (ii) three times the sum of (A) his then current base salary plus (B) the greater of any bonus compensation to which he would have been entitled if his employment continued under the terms of the employment agreement or his last paid bonus. His then current benefits and perquisites will continue for two years following termination.

Table 4: Termination Following Change of Control

	Cash Severance					Equity
	Base Salary		Non-Equity Incentive		Other	Value of Vested Equity (1)	Value of Accelerated Unvested Equity	Excise Tax Gross-Up	Total
Name (a)	Multiple (b)	$ (c)	Multiple (d)	$ (e)	$ (f)	$ (g)	$ (h)	$ (i)	$ (j)
Louis P. Valente	3	742,392	4	1,281,556	62,094	-	71,200	-	2,157,242
Joseph P. Caruso	3	1,029,228	4	1,776,700	72,681	381,224	89,000	671,223	4,020,056
Paul S. Weiner	3	708,648	4	1,223,304	61,941	-	71,200	402,280	2,467,373

(1)	Calculated as the number of options vested at December 31, 2008 multiplied by the spread between the fair market value on December 31, 2008 and the exercise price.

Vesting of Options

                 All of the Officer’s options to purchase capital stock of the Company will vest fully upon the earlier to occur of the termination of the Officer’s employment (a) due to death or disability, (b) by the Officer for “good reason,” (c) by the Officer after a “change in control” or (d) by the Company without “cause.”

Tax Gross-Up

                 With regard to any of the termination payments and acceleration of options vesting described above, the employment agreement also requires us to pay a “tax gross-up” to the Officer if he incurs any excise tax under Section 4999 and other applicable provisions of the Internal Revenue Code, including IRC 280G.

Other Provisions

                Each Officer’s employment agreement also contains provisions that (a) require the Officer to disclose and assign all intellectual property to the Company that is made, conceived, developed and/or acquired by him during the period of his employment or within one year thereafter, (b) require the Officer not to disclose any confidential information of the Company and to return any copies of any confidential information of the Company upon the termination of his employment, (c) disallow, during the term of his employment and for 12 months thereafter, his direct or indirect engagement in the business of manufacturing, distributing or selling lasers for use in medical or cosmetic procedures in the United States or Canada, and (d) disallow, during the term of his employment and for 12 months thereafter, his direct or indirect solicitation of any employee of the Company or any other person who may have been employed by the Company during the term of his employment with the Company. These provisions survive the termination of the employment agreement.

                In the event of the termination of Mr. Valente's employment due to his death or disability, for “good reason” or after a “change in control,” or by the Company without “cause,” (collectively, “vesting events”) all of his options to purchase capital stock of the Company would have vested. If any such event had happened on December 31, 2008, the total number of shares subject to in-the-money options that would have vested by reason of the change of control is 20,000, at a weighted average exercise price of $7.97. Because the fair market value of our stock on December 31, 2008 was $11.53, the potential value of these newly vested options to Mr. Valente would have been $71,200.

                In the event of the termination of Mr. Caruso's employment by reason of vesting events, all of his options to purchase capital stock of the Company would have vested. If this event had happened on December 31, 2008, the total number of shares subject to in-the-money options that would have vested by reason of the change of control is 25,000, at a weighted average exercise price of $7.97. Based upon the same assumptions described above for Mr. Valente, the potential value of these newly vested options to Mr. Caruso would have been $89,000.

                In the event of the termination of Mr. Weiner's employment by reason of vesting events, all of his options to purchase capital stock of the Company would have vested. If this event had happened on December 31, 2008, the total number of shares subject to in-the-money options that would have vested by reason of the change of control is 20,000, at a weighted average exercise price of $7.97. Based upon the same assumptions described above for Mr. Valente, the potential value of these newly vested options to Mr. Weiner would have been $71,200.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeanne Cohane	50,000	--	67,097	--	--	--	117,097

Nicholas P. Economou	45,000	--	67,097	--	--	--	112,097

James G. Martin	45,000	--	67,097	--	--	--	112,097

A. Neil Pappalardo	45,000	--	67,097	--	--	--	112,097

(1)

Consists of compensation cost recognized by the Company related to equity awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 1 to the Company’s 2008 Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.

Director Compensation

                During fiscal 2008, non-employee directors of the Company received a quarterly fee of $10,000. The non-employee directors received an additional $5,000 for each committee on which he or she served.

                Each non-employee Board member of the Company is eligible to receive equity incentive awards under the Company’s equity incentive plans. In 2008, each non-employee director received 14,000 awards.

CORPORATE GOVERNANCE

Board Matters

                The Board has determined that directors Jeanne Cohane, Nicholas P. Economou, James G. Martin and A. Neil Pappalardo are “independent” as defined by applicable listing standards of the Marketplace Rules of the NASDAQ Global Market and applicable SEC rules. In the year ended December 31, 2008, the Board met 8 times. The independent directors met 4 times in executive session without members of management present.

                Each director attended 100% of all of the meetings of the Board and committees of the Board of which he or she is a member. Directors are expected to attend the annual meeting of shareholders. All of the directors attended the 2008 annual meeting of shareholders.

Committees of the Board

                The Board has two standing committees: the audit committee and compensation committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the standing committees are described below.

Compensation Committee

                The compensation committee currently consists of Ms. Cohane and Mr. Martin. In the year ended December 31, 2008, the compensation committee held 4 meetings. The members of the committee are independent as defined by Rule 4200(a)(15) of the NASDAQ listing standards. The committee’s functions include the administration of our equity incentive awards, determining supplemental compensation awards, if any, and fixing the compensation of our executive officers. The full responsibilities of the compensation committee are set forth in its charter, a copy of which is posted on the Company’s website at www.palomarmedical.com.

Audit Committee

                The audit committee currently consists of Ms. Cohane and Messrs. Economou and Pappalardo. The audit committee held 5 meetings during the year ended December 31, 2008. The members of the audit committee are independent as defined by Rule 4200(a)(15) of the NASDAQ listing standards and applicable SEC rules. The audit committee’s functions include appointing the independent public accountants, conferring with our independent public accountants regarding the scope and the results of our audit and reporting the same to the Board, reviewing our internal accounting procedures, and reviewing our existing and contemplated investments. The full responsibilities of the audit committee are set forth in its charter, a copy of which is posted on the Company’s website at www.palomarmedical.com.

Audit Committee Financial Expert

                Our Board has determined that A. Neil Pappalardo is an “audit committee financial expert.”

Director Nominees

                Nominations. Under the NASDAQ Marketplace Rules, nominees for our board must be selected, or recommended to the full board for selection, either by a nominating committee consisting entirely of independent directors or by a majority of our independent directors acting pursuant to a board resolution governing the nominating process. Given our size and the interest expressed by each of our independent directors in participating in the nomination process, we have chosen to assign this function to our independent directors rather than to a nominating committee. Consequently, our four independent directors are responsible for recommending nominees for selection by our board. The independent directors act pursuant to a standing resolution rather than a charter. Historically, each member of our board has participated in the consideration of the nominees recommended by the independent directors.

                Director Qualifications. While the independent members of our Board have not established specific minimum qualifications for director candidates, the Board believes that candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members, the independent members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit committee members.

                Stockholder Nominations and Recommendations. The Board would consider any candidate proposed in good faith by a shareholder. To do so, our by-laws require a shareholder to timely submit the candidate’s name, business credentials, contact information and his or her consent to be considered as a candidate to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement. To be timely for the annual meeting to be held in 2010, a stockholder’s nomination must be delivered to the Corporate Secretary no earlier than January 20, 2010 and no later than February 19, 2010. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership.

                Identifying and Evaluating Director Nominees. Typically new candidates for nomination to the Board are suggested by existing directors or by our executive officers, although candidates may initially come to our attention through professional search firms, stockholders or other persons. The independent members of the Board will carefully review the qualifications of any candidates who have been properly brought to its attention. Such a review may, in the Board’s discretion, include a review solely of information provided to the Board or may also include discussion with persons familiar with the candidate, an interview with the candidate or other actions that the Board deems proper. The Board will consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the independent members of the Board consider many factors, including issues of character, judgment, independence, age, expertise, diversity of experience, length of service, and other commitments. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the independent directors using the same criteria as other candidates.

Code of Ethics

                We have adopted a code of ethics that applies to all of our employees, executive officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel and the reporting of illegal or unethical behavior. The code of ethics is posted on our website, www.palomarmedical.com. Any waiver of any provision of the code of ethics granted to an executive officer or director may only be made by the Board and will be promptly disclosed on our website.

Shareholder Communications with Directors

                The Board has implemented a process whereby shareholders may send communications directly to the Board’s attention. Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in writing addressed to the Secretary of the Company. The Secretary of the Company has been instructed by the Board to promptly forward all such communications to each director.

Compensation Committee Interlocks and Insider Participation

                No member of the compensation committee (i) was, during fiscal 2008, or had previously been, an officer or employee of the Company or its subsidiaries nor (ii) had any material interest in a transaction of the Company or a business relationship with, or any indebtedness to, the Company, in each case that would require disclosure under applicable rules of the SEC. No other interlocking relationship existed between any member of the compensation committee or an executive officer of the Company, on the one hand, and any member of the compensation committee (or committee performing equivalent functions, or the full Board) or an executive officer of any other entity, on the other hand.

                Our executive chairman of the Board, Mr. Valente, serves on the board of directors of Medical Information Technology, Inc. Mr. Pappalardo is the chief executive officer of Medical Information Technology, Inc. Mr. Valente does not serve on the compensation committee of Medical Information Technology, Inc and Mr. Pappalardo does not serve on the compensation committee of Palomar.

Related Party Transactions

                There were no transactions with related persons, as defined in Item 404 of Regulation S-K under the Exchange Act (“Item 404”), in fiscal 2008. Under its charter, the audit committee of the Board is responsible for reviewing and approving any proposed related party transaction. To the extent that approval of a related party transaction might call for a waiver of our code of ethics, the Board could also be involved in such an approval, if one were to be granted. The Board may also consider and approve related party transactions in other circumstances. The types of transactions covered by the policy include payments for products or services to or indebtedness to or from, related persons, as defined in Item 404. There are at present no written or otherwise established policies for reviewing and approving related party transactions, except the statement in the audit committee charter noted above.

REPORT OF THE COMPENSATION COMMITTEE

                The compensation committee of the Company’s Board (the Committee) has submitted the following report for inclusion in this proxy statement:

                Our Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

THE COMPENSATION COMMITTEE

JAMES G. MARTIN, CHAIRMAN
JEANNE COHANE

                Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following audit committee report is not and shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

                Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants, Ernst & Young LLP (“the independent auditors”), are responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States and issuing a report on those financial statements. The audit committee is responsible for monitoring and overseeing these processes. As appropriate, the audit committee reviews, evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel and the independent auditors, the following:

o	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

o	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

26
o	management's selection, application and disclosure of critical accounting policies;

o	changes in the Company’s accounting practices, principles, controls or significant methodologies;

o	significant developments or changes in accounting rules applicable to the Company; and

o	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

                The audit committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2008, and discussed these financial statements with the Company’s management. Management represented to the audit committee that the Company’s financial statements had been prepared in accordance with accounting principles generally accepted in the United States. The audit committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

                The Company’s independent auditors also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1. In addition, the audit committee discussed with the independent auditors their independence from the Company. The audit committee also considered whether the independent auditors’ provision of the other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.

                Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the audit committee recommended to the Company’s Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

THE AUDIT COMMITTEE

NEIL PAPPALARDO, CHAIRMAN
JEANNE COHANE
NICHOLAS ECONOMOU, PH. D.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table provides information regarding beneficial ownership of our common stock as of March 25, 2009 by each person known to us to be the beneficial owner of more than 5% of our common stock; each of our directors; each of our chief executive officer and two other executive officers; and all of our current directors and executive officers as a group.

                The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Percentage ownership is based on 18,041,090 shares issued and outstanding as of March 25, 2009.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner (1)	Common Stock Outstanding	Options/ Warrants (2)	Total	Percent of Class
5% Owners

Barclays Global Investors, NA. (3) 400 Howard Street San Francisco, CA 94105	1,354,097	--	1,354,097	7.5%
Barclays Global Investors, NA
Barclays Global Fund Advisors
Barclays Global Investors, Ltd
Barclays Global Investors Japan Limited
Barclays Global Investors Canada Limited
Barclays Global Investors Australia Limited
Barclays Global Investors (Deutschland) AG

Directors and Executive Officers

A. Neil Pappalardo	595,255	80,000	675,255	3.7%

Joseph P. Caruso	192,625	480,000	672,625	3.7%

Louis P. Valente	250,050	260,000	510,050	2.8%

Paul S. Weiner	103,547	250,492	354,039	2.0%

Nicholas P. Economou	104,310	50,000	154,310	*

Jeanne Cohane	10,000	87,000	97,000	*

James G. Martin	25,000	41,666	66,666	*

All Directors and Executive Officers as Group (7 persons)	1,280,787	1,249,158	2,529,945	14.0%

* Less than one percent.

28
(1)	Each officer and director’s address is c/o Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, MA 01803.

(2)

Pursuant to the rules of the SEC, the number of shares of Common Stock deemed beneficially owned includes, for each person or group referred to in the table, shares issuable pursuant to options or warrants held by the respective person or group that are currently exercisable or will become exercisable within 60 days of March 25, 2009.

(3)	The “Number of Shares Owned” is based on information contained in a report on Schedule 13G filed with the SEC on February 2, 2009. The report states that:
o	Barclays Global Investors, NA has sole voting power with respect to 443,410 shares and sole dispositive power with respect to 541,801 shares.
o	Barclays Global Fund Advisors has sole voting power with respect to 594,267 shares and sole dispositive power with respect to 800,862 shares.
o	Barclays Global Investors, Ltd. has sole voting power with respect to 0 shares and sole dispositive power with respect to 11,434 shares.
o	Barclays Global Investors Japan Limited has sole voting power with respect to 0 shares and sole dispositive power with respect to 0 shares.
o	Barclays Global Investors Canada Limited has sole voting power with respect to 0 shares and sole dispositive power with respect to 0 shares.
o	Barclays Global Investors Australia Limited has sole voting power with respect to 0 shares and sole dispositive power with respect to 0 shares.
o	Barclays Global Investors (Deutschland) AG has sole voting power with respect to 0 shares and sole dispositive power with respect to 0 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to report to the SEC their stock ownership at the time they become an executive officer, director or ten-percent stockholder and any subsequent changes in ownership. These executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of these reports, we believe that all Section 16(a) reports applicable to our executive officers, directors and ten-percent shareholders during the year ended December 31, 2008 were filed on a timely basis.

SOLICITATION

                No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by professional solicitors, stockholders, directors, officers and certain of our employees. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by us.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

                In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in 2010, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary date of mailing of this proxy statement. This proxy statement was sent on or about April 10, 2009, so the date by which proposals are required to be received under Rule 14a-8 will be approximately December 9, 2009.

                Article II, Section 10 of our by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to us at our principal executive offices not less than 90 days nor more than 120 days before the anniversary date for such meeting, that is, no earlier than January 20, 2010 and no later than February 19, 2010. The same deadline applies to the nomination by a stockholder of a candidate for election to the Board. Our by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. This description is qualified in its entirety by the text of our by-laws, to which readers are referred for additional information.

                SEC rules require us to disclose in our proxy materials certain information about candidates for nomination to the Board who are recommended by a stockholder or group of stockholders owning more than 5% of our common stock. The deadline for notice to us of such a recommendation is 120 days prior to the anniversary date of mailing of this proxy statement, or approximately December 9, 2009.

AVAILABLE INFORMATION

                Stockholders of record on March 25, 2009 will receive a proxy statement and our 2008 annual report on Form 10-K (excluding exhibits), which contains detailed financial information concerning us. Written requests for additional copies of these forms may be submitted to the Investor Relations Department, Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, Massachusetts 01803 or ir@palomarmedical.com. In addition, you may visit our home page at www.palomarmedical.com or the SEC's website at www.sec.gov that contains reports, proxy and other SEC filings.

APPENDIX A

PALOMAR MEDICAL TECHNOLOGIES, INC.
2009 STOCK INCENTIVE PLAN

Section 1. General Purpose of the Plan; Definitions.

                The name of the plan is the Palomar Medical Technologies, Inc. 2009 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers, directors and employees of Palomar Medical Technologies, Inc. (the “Company”) and its Subsidiaries and other persons to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

                The following terms shall be defined as set forth below:

                “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Performance Share Awards and Stock Appreciation Rights.

                “Board” means the Board of Directors of the Company.

                “Cause” means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant’s employment for cause, as determined by the Committee.

                “Change of Control” shall have the meaning set forth in Section 16.

                “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

                “Committee” shall have the meaning set forth in Section 2.

                “Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.

                “Eligible Person” shall have the meaning set forth in Section 4.

                “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, the closing bid price as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

                “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code. The Company intends that Incentive Stock Options will qualify as “incentive stock options” within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Stock Option as an Incentive Stock Option.

                “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

                “Normal Retirement” means retirement from active employment with the Company and its Subsidiaries in accordance with any retirement policies of the Company and its Subsidiaries then in effect.

                “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliate”), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliate’s taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued there under.

                “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

                “Performance Factor” means any of the following: sales or revenues; earnings, including but not limited to reported earnings, earnings from continuing operations, operating income, and earnings either before or after specific items set forth in the Company income statements, such as interest, taxes and/or depreciation; cash flow, including but not limited to operating cash flow and free cash flow; return on equity; return on capital; return on assets; return on investment; gross or net profit margin; working capital; productivity; operating efficiency; organic growth rates; growth and diversification through acquisition and similar business strategies; strategic objectives, such as, without limitation, management objectives, cost reduction goals and stock price, any of which may be measured in absolute terms, or as compared to a defined benchmark, or as compare to the results of another corporation or group of corporations; and confidential business objectives.

                “Performance Share Award” means an Award granted pursuant to Section 9.

                “Restricted Stock Award” means an Award granted pursuant to Section 6.

                “Restricted Stock Unit” means an Award granted pursuant to Section 8.

                “Stock” means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

                “Stock Appreciation Right” means an Award granted pursuant to Section 10.

                “Subsidiary” means a subsidiary as defined in Section 424 of the Code.

                “Unrestricted Stock Award” means an award granted pursuant to Section 7.

Section 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

                (a)     Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Outside Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

                (b)     Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Unrestricted Stock, Restricted Stock Units, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

                (c)        “Lockup” Agreement. The Committee may in its discretion specify upon granting Stock Options, Restricted Stock, Unrestricted Stock, Restricted Stock Units, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing that the holder shall agree for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the Award, without the prior written consent of the Company or such underwriters, as the case may be.

                All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

Section 3. Shares Issuable Under the Plan; Mergers; Substitution.

                (a)     Shares Issuable. The maximum number of shares of Stock with respect to which Awards (including Stock Appreciation Rights) may be granted under the Plan shall be 2,000,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Awards related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

                (b)     Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 250,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year.

                (c)     Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 18, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, appropriate adjustments shall be made in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Section 3(a) and Section 3(b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares.

Section 4. Eligibility.

                Awards may be granted to officers, directors, employees, consultants of the Company or its subsidiaries and other individuals who render services to the Company or its Subsidiaries (“Eligible Persons”); provided, however, that Incentive Stock Options shall only be granted to employees of the Company or its Subsidiaries.

Section 5. Stock Options.

                The Committee may grant to Eligible Persons Options to purchase Stock.

                Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

                (a)     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Unless otherwise so designated, an Option shall be a Non-Qualified Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

                No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date of adoption of the Plan by the Board or (ii) the date on which the Plan is approved by the stockholders as set forth in Section 18.

                The Committee, in its discretion, may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 14 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                (b)     Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(b) shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the exercise price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

                (c)     Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

                (d)     Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                (e)     Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(i) in cash, by certified or bank check or other instrument acceptable to the Committee;

(ii) in the form of shares of Stock that are not then subject to restrictions, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv) if permitted by the Committee, in its discretion, instructions to reduce the number of shares of Stock otherwise issuable to the optionee upon the exercise of the Stock Option by a number of shares of Stock having a Fair Market Value equal to the aggregate exercise price.

                The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

                (f)     Non-transferability of Options. Except as the Committee may provide with respect to a Non-Qualified Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

                (g)     Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                (h)     Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

Section 6. Restricted Stock Awards.

                (a)     Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

                (b)     Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

                (c)     Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

                (d)     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment or services by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment or services (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

                (e)     Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 14, amend any conditions of the Award.

                (f)     Section 162(m) of the Code. Any Restricted Stock Award that is intended to qualify as performance based compensation under Section 162(m) of the Code shall provide for the shares of restricted stock to vest upon the achievement of performance goals established by the Committee based upon one or more Performance Factors.

                (g)     Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 7. Unrestricted Stock Awards.

                (a)     Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

                (b)     Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Section 8. Restricted Stock Units

                (a)     Nature of Restricted Stock Units. A Restricted Stock Unit is an award entitling the recipient to acquire shares of Stock pursuant to certain terms and conditions. The Committee may award Restricted Stock Units independent of or in connection with the granting of any other Award under the Plan. Restricted Stock Units may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Restricted Stock Units shall be granted, the terms, conditions and restrictions, including vesting, if any, related to such Restricted Stock Units, including the number of shares of Stock that the recipient shall be entitled to receive or purchase, the price to be paid, if any, and all other limitations and conditions applicable to the Restricted Stock Units.

                (b)     Section 162(m) of the Code. Any Restricted Stock Unit that is intended to qualify as performance based compensation under Section 162(m) of the Code shall provide for the recipient to acquire shares of Stock upon the achievement of performance goals established by the Committee based upon one or more Performance Factors.

Section 9. Performance Share Awards.

                (a)     Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares. Upon the attainment of the specified performance goals, shares of Stock shall be issued pursuant to the Performance Share Award as soon as practicable thereafter, but in no event later than two and one-half months after the calendar year in which such performance goal is attained.

                (b)     Section 162(m) of the Code. Any Performance Share Award that is intended to qualify as performance based compensation under Section 162(m) of the Code shall provide for the recipient to acquire shares of Stock upon the achievement of performance goals established by the Committee based upon one or more Performance Factors.

Section 10. Stock Appreciation Rights.

                The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

Section 11. Termination of Stock Options and Stock Appreciation Rights.

                (a)   Incentive Stock Options:

(i) Termination by Death. If any participant’s employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two (2) years from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability.

(A) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability.

(iii) Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Subsidiaries terminates for any reason other than death or Disability, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

36
(iv) Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 11(a)(ii) or 11(a)(iii) for the exercise of an Incentive Stock Option shall extend such period for two (2) years from the date of death, or until the expiration of the stated term of the Option, if earlier.

                (b)   Non-Qualified Stock Options and Stock Appreciation Rights. With respect to the termination of any Non-Qualified Stock Option or Stock Appreciation Right granted under the Plan to employees and directors of the Company, terms and conditions with respect to its termination shall be as set forth above in (a) for Incentive Stock Options unless the Committee, in its discretion, determines otherwise as set forth in a separate written agreement. For other than employees and directors of the Company, any Non-Qualified Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

Section 12. Tax Withholding.

                (a)     Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received there under first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                (b)     Payment in Shares. A participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

                (c)     Notice of Disqualifying Disposition. Each holder of an Incentive Stock Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of the Incentive Stock Option.

Section 13. Transfer, Leave of Absence, Etc.

                For purposes of the Plan, the following events shall not be deemed a termination of employment:

                (a)     a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; and

                (b)     an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

Section 14. Amendments and Termination.

                The Board may at any time discontinue the Plan and the Committee may at any time cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. No amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the Incentive Stock Option requirements of the Code. No award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company’s capitalization), if the effect would be to reduce the exercise price for the shares underlying such award.

Section 15. Status of Plan.

                With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

Section 16. Change of Control Provisions.

                (a)     Upon the occurrence of a Change of Control as defined in this Section 16.

                (i)     subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

                (ii)     the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

                (iii)     each outstanding Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, within a specified period following the date of such written.

                (b)     “Change of Control” shall mean the occurrence of any one of the following events:

                (i)     any “person” becomes a “beneficial owner” (as such terms are defined in Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

                (ii)     the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                (iii)     the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Section 17. General Provisions.

                (a)     No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

                No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

                (b)     Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

                (c)     Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

                (d)     Section 409A of the Code. This Plan shall be interpreted, construed and administered so as to comply with Section 409A of the Code and any guidance issued there under (collectively, “Section 409A”) and, as applicable, to preserve an Award’s status as exempt from Section 409A. In the event that any payment to be made under this Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service is deemed to be “deferred compensation” subject to Section 409A, payment of such compensation shall be delayed for six months following such separation from service.

Section 18. Effective Date of Plan.

                The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

Section 19. Governing Law.

                This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

* * *

PROXY/VOTING INSTRUCTION CARD PALOMAR MEDICAL TECHNOLOGIES, INC.
c/o The American Stock Transfer & Trust Company
59 Maiden Lane, New York, New York 10038

THIS PROXY IS SOLICITED BY THE BOARD

         I (whether one or more of us) appoint Paul S. Weiner and Patricia A. Davis to be my Proxies. The Proxies may vote on my behalf, in accordance with my instructions, all of my shares entitled to vote at the Annual Meeting of Stockholders of Palomar Medical Technologies, Inc. to be held at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803, on May 20, 2009 at 10:00 a.m. and any adjournments thereof, upon matters set forth in the notice of annual meeting dated April 10, 2009, and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

        The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

^ DETACH HERE BEFORE MAILING TOP PORTION ^

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY ☒

         This proxy when properly executed will be voted as instructed below by the undersigned stockholder. If no marking is made, this proxy will be voted for proposals 1, 2, 3 and 4 and in the discretion of the person named as proxy as to such other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR:

1.	The election of each of the following nominees as Directors to serve until the 2010 annual meeting of stockholders and until their respective successors are elected and have qualified.

(1)	Joseph P. Caruso
(2)	Jeanne Cohane
(3)	Nicholas P. Economou
(4)	James G. Martin
(5)	A. Neil Pappalardo
(6)	Louis P. Valente

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the number(s) of the nominee(s) on the line below.

☐	☐	☐	____________________________________

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2.	To ratify Ernst & Young LLP as the company’s independent auditors for fiscal 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve the 2009 Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED: ______________, 2009	Signature of Stockholder(s):____________________________
Print Name:_________________________________________

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting         ☐

[NOTE THAT YOU MAY ATTEND THE MEETING EVEN IF YOU DO NOT CHECK THE BOX]